EXHIBIT 10.1
NOTE: PORTIONS OF THIS AMENDMENT ARE THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE
SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS HAVE BEEN
REDACTED AND ARE MARKED WITH A “[*]” IN PLACE OF THE REDACTED LANGUAGE.
FIFTH AMENDMENT TO CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of the 19th day of September, 2007 by and among the lenders listed on the signature pages hereof (the “Lenders”), PENSON WORLDWIDE, INC., a Delaware corporation (“Borrower”), GUARANTY BANK, as Administrative Agent, Swing Line Lender, Arranger and Letter of Credit Issuer for the Lenders (the “Administrative Agent”), and Wachovia Bank, National Association, as Documentation Agent (the “Documentation Agent”), each to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).
BACKGROUND
     A. The Lenders, the Borrower, the Documentation Agent and the Administrative Agent are parties to that certain Credit Agreement dated as of May 26, 2006 (as it may be amended, extended, renewed, or restated from time to time, the “Credit Agreement”). Capitalized terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
     B. The Borrower has requested an amendment to the certain provisions of the Credit Agreement regarding permitted Investments, and the Administrative Agent and the Lenders have agreed to such amendment in order to provide clarification, subject to the terms and conditions contained herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:
     (a) Section 1.01 of the Credit Agreement is hereby amended by adding the definition of “JDI LOAN” in alphabetical order to read as follows:
     “JDI Loan” means a one-time advancement of up to $5,000,000 to JDI Financial, LLC, a Delaware limited liability company, at any time on or before November 30, 2007, on terms and conditions substantially similar to those previously disclosed to the Lenders (such terms and conditions shall not be changed without consent of the Lenders).
     (b) Section 7.02(h) and (i) of the Credit Agreement are hereby deleted in their entirety and are replaced with the following:
FIFTH AMENDMENT TO CREDIT AGREEMENT — Page 1

     (h) the ***** Acquisition;
     (i) making the JDI Loan; and
     (j) Investments otherwise permitted in this Agreement.
     2. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been met to the satisfaction of the Administrative Agent:
     (a) Since the date of the most recent financial statements provided to the Lenders, there shall have been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect;
     (b) No Default shall exist after giving effect to this Amendment;
     (c) The Administrative Agent shall have received confirmation that the Borrower has paid all expenses and fees arising in connection with all matters undertaken or performed at the request of the Administrative Agent; and
     (d) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a duly executed copy of this Amendment and the other applicable Loan Documents, together with such additional documents, instruments and certificates as the Administrative Agent shall require in connection therewith, all in form and substance satisfactory to the Administrative Agent.
     3. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.
     4. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.
     5. COUNTERPARTS; EXECUTION VIA FACSIMILE OR ELECTRONIC TRANSMITTAL. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

*****	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
FIFTH AMENDMENT TO CREDIT AGREEMENT — Page 2

     6. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, the Documentation Agent, each Lender and their respective successors and assigns.
     7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     8. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.
     9. SEVERABILITY. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.
     10. RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. The Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.
     11. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of page left intentionally blank. Signature pages follow.]
FIFTH AMENDMENT TO CREDIT AGREEMENT — Page 3

     IN WITNESS WHEREOF, the Borrowers, the Lenders, the Documentation Agent and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWER: PENSON WORLDWIDE, INC.
By:	/s/ Kevin W. McAleer
	Name:	Kevin W. McAleer
	Title:	CFO

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

GUARANTY BANK, as Administrative Agent, a Lender, Letter of Credit Issuer and Swing Line Lender
By:	/s/ Amanda Cone
	Name:	Amanda Cone
	Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent and a Lender
By:
Name:
Title:

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.
By:	/s/ Garfield Johnson
	Name:	Garfield Johnson
	Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK
By:	/s/ Wade Morgan
	Name:	Wade Morgan
	Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

SOVEREIGN BANK
By:	/s/ Casey R. Hozer
	Name:	Casey R. Hozer
	Title:	Executive VP

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT